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                                                                   EXHIBIT 10.24

                                      LEASE

                             ARTICLE I - DEFINITIONS

         1.1 PARTIES: THIS LEASE is made December 17, 2002, between Landlord and Tenant.

         1.2 DEFINITIONS: For the purposes of this Lease, the following capitalized terms shall have the meanings, respectively, set forth below:

         "LANDLORD" shall mean BAADER NORTH AMERICAN CORPORATION, a Massachusetts corporation.

         "TENANT" shall mean SMARTDISK CORPORATION, a Delaware corporation.

         "BUILDING" shall mean that certain warehouse and office building commonly known as 12780 Westlinks Drive, Fort Myers, Florida and described in Exhibit A attached as a part of this Lease.

         "PROJECT" shall mean the Building, the land owned by Landlord upon which the Building is located, and all other improvements located on that land.

         "PREMISES" shall mean the warehouse and office space located in the Building as described in Exhibit A.

         "COMMON AREAS" shall mean all areas and facilities outside the Building and within the exterior boundary lines of the Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other tenants of the Project and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, driveways and landscaped areas.

         "INDUSTRIAL PARK" shall mean the industrial park in which the Project is located and which is commonly known as the "Westlinks Business Park."

         "TERM" shall mean a period of eight (8) years beginning on the Commencement Date.

         "COMMENCEMENT DATE" shall mean February 1, 2003.

         "ADDITIONAL PERIOD" shall mean five (5) years.

         "BASIC RENTAL" shall mean the Premises Area multiplied by the Annual Rate for each Lease Year.

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         "ANNUAL RATE" shall mean the annual rental rate per square foot of
         Premises Area for each Lease Year as shown below:

                  Lease Year 1, $7.78 per square foot per year
                  Lease Year 2, $8.01 per square foot per year
                  Lease Year 3, $8.25 per square foot per year
                  Lease Year 4, $8.50 per square foot per year
                  Lease Year 5, $8.75 per square foot per year
                  Lease Year 6, $9.01 per square foot per year
                  Lease Year 7, $9.28 per square foot per year
                  Lease Year 8, $9.56 per square foot per year

         "PREMISES AREA" shall mean the total square footage of rentable area in the Premises which shall be determined in accordance with paragraph 5.2.

         "BUILDING AREA" shall mean the total square footage of rentable area in the Building which Landlord and Tenant agree is 51,665 square feet for all purposes under this Lease.

         "TENANT'S SHARE" shall mean the fraction the numerator of which shall be the Premises Area and the denominator of which shall be the Building Area.

         "SECURITY DEPOSIT" shall mean the sum of $66,015.00

         "PERMITTED USE" shall mean the office operations, light assembly and warehousing in connection with the distribution of computer products.

                 ARTICLE II - PREMISES, PARKING AND COMMON AREAS

         2.1 PREMISES: Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Term, at the rent and on the provisions and conditions of this Lease. Landlord represents to Tenant that, to Landlord's actual knowledge, there are no material defects in the electrical, HVAC or mechanical equipment in use in the Premises as of the date of this Lease. Except for this representation, Tenant accepts the Premises in their condition existing as of the Commencement Date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached to this Lease. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business. Notwithstanding the provisions of paragraph 4.3, costs incurred for repairs to the electrical, HVAC or mechanical equipment of the Project during the first sixty (60) days of the Term shall not be included in Operating Costs as defined in paragraph 4.3.

         2.2 VEHICLE PARKING: Tenant shall be entitled to forty-eight (48) vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas located north and east of the Building and designated by Landlord for parking as shown on Exhibit A-1 attached as a part of this

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Lease. Tenant shall not use more parking spaces than this number. Tenant shall not use any of the parking spaces located south or east of the Building and reserved for the use of other tenants of the Building as shown on Exhibit A-1. These parking spaces shall be used only for parking vehicles no larger than full size passenger automobiles or pick-up trucks, "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are referred to as "Oversized Vehicles."

         2.3 COMMON AREAS - TENANT'S RIGHTS. Landlord grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, the non-exclusive right to use the Common Areas as they exist from time to time, during the Term, in common with others entitled to such use, and subject to any rights, powers, and privileges reserved by Landlord under this Lease or under any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable to Landlord on demand.

         2.4 COMMON AREAS - RULES AND REGULATIONS. Provided they do not interfere with Tenant's access to the Premises or unreasonably interfere with any other rights granted to Tenant under this Lease, Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right from time to time to establish, modify, amend and enforce reasonable rules and regulations with respect to the Common Areas. Tenant shall abide by and conform to all such rules and regulations. Tenant shall cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with the rules and regulations by other Tenants of the Project.

         2.5 COMMON AREAS - CHANGES. Landlord shall have the right, in Landlord's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;

         (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

         (c) To designate other land outside the boundaries of the Project to be a part of the Common Areas:

         (d)      To add additional buildings and improvements to the Common
Areas;

         (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to all or any portion of the Project;

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         (f)      To do and perform such other acts and make sure other changes in, to or with respect to the Common Areas and Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

Landlord shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Tenant is entitled to under paragraph 2.2 be reduced. Landlord shall not change the Common Areas in any way which would materially adversely affect Tenant's ability to use the Premises for its business purposes.

                            ARTICLE III - LEASE TERM

         3.1 LEASE YEAR: "Lease Year" shall mean a period of twelve (12) successive calendar months beginning on the Commencement Date or an annual anniversary of the Commencement Date.

         3.2 COMMENCEMENT OF TERM: Subject to the other provisions of this Lease, the Term shall commence on the Commencement Date.

         3.3 OPTION TO EXTEND TERM: Tenant shall have the option to extend the Term for the Additional Period at the Basic Rental specified in paragraph
4.1 and otherwise on all of the provisions and conditions of this Lease except that there shall be no further option to extend the Term. Tenant shall exercise this option, if at all by written notice to Landlord given at least six (6) months prior to the end of the initial Term.

                               ARTICLE IV - RENT

         4.1 BASIC RENTAL: Tenant shall pay Landlord the annual Basic Rental in equal monthly installments in advance on the first day of each calendar month of each Lease Year throughout the Term. If the Term is extended pursuant to the provisions of paragraph 3.3, the Annual Rate for each of the Lease Years during the extended Term shall be the then current market annual rental rate for comparable premises in the metropolitan Fort Myers area as determined by Landlord, but in no event less than the effective Annual Rate of the Basic Rental last paid by Tenant during the initial Term.

         4.2 RENTAL TAX: Tenant shall pay any sales tax, gross receipts tax or other tax imposed upon the privilege of renting space under this Lease, or upon the rent called for in this Lease or the privilege of conducting business activity by Tenant. If any such tax is imposed upon Landlord, then Tenant will pay, as additional rent, a sum equal to such tax or charge, but nothing in this paragraph 4.2 shall be construed to require Tenant to pay any part of any real property ad valorem taxes imposed upon the Premises (except as a part of Operating Costs) or any part of any income tax imposed upon Landlord.

         4.3 RENTAL ADJUSTMENT: In addition to the Basic Rental, Tenant shall, for each Lease Year, pay to Landlord as additional rent Tenant's Share of the Operating Costs of the Project. "Operating Costs" shall be divided into two categories, "Uncontrollable Costs" and Controllable Costs," and means Landlord's operating expenses that are reasonable, actual and necessary, out-of-

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pocket (except Landlord may use its normal accrual method of accounting), obtained at competitive prices, and that are directly attributable to the operation, maintenance, management, and repair of the Project, as determined under generally accepted accounting principles consistently applied, including, but not limited to, the following:

(A) "Uncontrollable Costs" means the following:

         (1) Premiums and other charges incurred by Landlord for insurance on the Project and for employees specified in paragraph B(1) below;

         (2)      All real estate taxes and assessments;

         (3) Assessments made by private owners' associations or pursuant to any covenants or restrictions applicable to the Project;

         (4) Costs incurred for the telephone lines for the fire alarm systems;

         (5) Payroll taxes, federal taxes, state and local unemployment taxes, and social security taxes paid for the employees specified in paragraph B(1) below;

         (6) Sales, use, and excise taxes on goods and services purchased by Landlord; and

         (7)      License, permit, and inspection fees.

(B) "Controllable Costs" means the following:

         (1) Salaries, and other compensation; including payroll taxes, vacation, holiday, and other paid absences; and welfare, retirement, and other fringe benefits; that is paid to employees, independent contractors, or agents of Landlord engaged in the operation, repair, management, or maintenance of the Property;

         (2) Costs of repairs and maintenance of the Project and the cost of necessary supplies, tools, materials, and equipment for repairs and maintenance, that under generally accepted accounting principles would not be capitalized;

         (3) Costs incurred for inspection and servicing, including all outside maintenance contracts necessary or proper for the maintenance of the Project, such as janitorial and window cleaning, rubbish removal, exterminating, water treatment, electrical, plumbing, and mechanical equipment, and the cost of materials, tools, supplies, and equipment used for inspection and servicing;

         (4) Costs incurred for monitoring the fire alarm systems and for any utility services not covered in paragraph 8.1;

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         (5)      An amount equal to five percent (5%) of the total Basic Rental for the Building for the Lease Year in question to compensate Landlord for general overhead and administrative expense and to reimburse Landlord of management fees to any person or entity other than Landlord;

         (6) The annual amortization over its useful life (not less than five (5) years) with a reasonable salvage value on a straight-line basis of a cost that is not considered a current expense, but should be capitalized, under generally accepted accounting principles consistently applied, and which is incurred by Landlord for (a) any replacement of any aspect of the Project existing on the Commencement Date including but not limited to the plumbing, electrical and HVAC equipment, the roof, the lawn ground, shrubbery and landscaping, and the pavement, or (b) for any new equipment or capital improvement required by governmental authority or which results in a savings of labor or other costs; and

         (7) Other costs reasonably necessary to operate, repair, manage, and maintain the Project in a first class manner and condition.

Operating Costs shall not include the following: costs for capital improvements to the Project except as provided in (B)(6) above, costs of repairs or other work occasioned by fire, windstorm or other insured casualty, expenses incurred in leasing or procuring new leases (e.g. for lease commissions, advertising expenses and expenses of renovating space for new tenants), legal expenses in enforcing any lease, interest or principal amortization payments on any mortgage, and depreciation. Landlord may estimate Tenant's Share of the Operating Costs of the Project and require Tenant to pay the same in one or more installments (but not more often than monthly) either during or after the Lease Year for which it is payable. When the actual amount of Operating Costs for a particular Lease Year is known to Landlord, it shall notify Tenant of the amount of Tenant's Share of the actual Operating Costs. If the amount of Tenant's Share of the actual Operating Costs for a Lease Year exceeds the aggregate of the installments of Tenant's Share of estimated Operating Costs, Tenant shall promptly pay Landlord the balance due. If, on the other hand, the installments paid by Tenant for a particular Lease Year exceed Tenant's Share of the actual Operating Costs for that Lease Year, Landlord shall apply the excess to sums then and thereafter owing from Tenant to it. Notwithstanding the foregoing, Tenant's Share of Controllable Costs for any Lease Year after the first Lease Year shall not exceed the "Cap Percentage" (defined below) of the sum of the total Controllable Costs for the first Lease Year plus costs incurred in subsequent Lease Years for emergencies, items requested by Tenant and any category of cost not incurred during the first Lease Year. The "Cap Percentage" for each Lease Year after the first Lease Year shall be as follows:

                  Lease Year 2, 110.00%
                  Lease Year 3, 121.00%
                  Lease Year 4, 131.10%
                  Lease Year 5, 146.41%
                  Lease Year 6, 161.05%
                  Lease Year 7, 177.16%
                  Lease Year 8, 194.87%
                  Lease Year 9(first Lease Year of the Additional Period),
                  214.36%
                  Lease Year 10 (second Lease Year of the Additional Period), 235.79%
                  Lease Year 11(third Lease Year of the Additional Period), 259.37%

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                  Lease Year 12 (fourth Lease Year of the Additional Period),
                  285.31%
                  Lease Year 13 (fifth Lease Year of the Additional Period), 313.84%

         4.4 PAYMENT: All such rental installments shall be paid to Landlord at its address or to such other party or other address as Landlord may designate in writing from time to time, without demand and without deduction, set off or counterclaim.

         4.5 DELINQUENT RENTALS: Notwithstanding anything herein to the contrary, and without limitation or waiver of Landlord's other rights and remedies contained in this Lease or otherwise available at law or in equity, if any Basic Rental or additional rental payments or any other payment or other charge due from Tenant (collectively "Delinquent Rentals") are not paid when due, Tenant shall (a) pay Landlord a late charge of five percent (5%) of all such Delinquent Rentals and (b) pay interest at the rate of one and one-half percent (1.5%) per month, compounded quarterly, on all Delinquent Rentals.

                            ARTICLE V - CONSTRUCTION

         5.1 CONSTRUCTION: On or before March 1, 2003, Tenant shall construct and complete the demising wall separating the Premises from the rest of the Building and other improvements (the Tenant's Work") in accordance with the parameters set forth in Exhibit B attached as a part of this Lease. Prior to commencing the Tenant's Work, Tenant shall obtain Landlord's written approval of the plans and specification for the Tenant's Work. The following provisions shall apply to the construction of the Tenant's Work:

         (a) All work involved shall be carried out by contractors licensed in Florida and approved by Landlord.

         (b) All improvements shall be made in a workmanlike manner utilizing good quality materials.

         (c) The improvements shall be constructed in strict compliance with the approved plans and specifications. If there are any changes requested by, or on behalf of, Tenant from the work as reflected in the approved plans and specifications, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all changes.

         (d) Tenant shall, at its expense, prior to performing any construction work, promptly obtain the following: instruments in form and substance satisfactory to Landlord under which each contractor, subcontractor and materialman agrees (irrespective of any default or failure to pay by Tenant or any other party) not to file any mechanic's, materialman's or other liens against the Project or the Building and providing that they and each of them will look solely to the defaulting party for satisfaction in the event of such default. Tenant shall not permit any mechanic's liens to be filed against all or portion of the Project on account of any work.

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         (e) From time to time, during the course of construction, Tenant shall obtain partial and, where appropriate, full lien waivers from anyone performing work or providing materials and such other information as Landlord shall reasonably request in order to insure compliance with the provisions of this lease.

The improvements to the Premises shall become part of the Premises and the property of Landlord, subject to the provisions of this Lease.

         5.2 DETERMINATION OF PREMISES AREA: After completion of the Tenant's Work, Landlord shall hire a licensed architect to determine the Premises Area using the definition of rentable area in the BOMA standards. After that determination is made, Landlord shall notify Tenant of the Premises Area, the amount of the Basic Rental and the Tenant's Share. Until that determination is made, the Basic Rental and Tenant's Share shall be calculated using 27,000 square feet for the Premises Area. If any amount Tenant owes under this Lease exceeds the amount Tenant paid using the 27,000 square foot estimate for the Premises Area, Tenant shall promptly pay Landlord the balance due. If, on the other hand, the amount paid by Tenant exceeds the amount calculated using the actual Premises Area, Landlord shall apply the excess to sums then and thereafter owing from Tenant to it.

                      ARTICLE VI - ENVIRONMENTAL COVENANTS

         6.1 ENVIRONMENTAL: Tenant shall, at its sole cost and expense, comply with all federal, state, and local laws, regulations and other requirements pertaining to all environmental matters, and specifically with all such legal requirement pertaining to hazardous material. Tenant shall not, without the prior written consent of Landlord in each instance, cause or allow hazardous, toxic and regulated materials or substances ("hazardous materials") to be stored, to be brought on or in, to, to be used about or to be released on or from the Premises. If the presence of hazardous material, stored, brought onto or used or released about the Premises by Tenant, or anyone acting by, through or for Tenant, results in alleged contamination, or if any alleged contamination by hazardous material otherwise occurs for which Tenant may be legally liable to Landlord for damages resulting therefrom or remediation thereof, then Tenant, and all persons using or occupying any portions of the Premises by through or for Tenant, shall and hereby agrees to indemnify, defend, and hold Landlord harmless from any and all claims, damages, penalties, costs, losses and liabilities (including diminution of value of the Premises) resulting therefrom.

         Notwithstanding the foregoing, Tenant shall be allowed to store and use in the ordinary course of its business, and in such quantities, using such containers, and utilizing such methods as is reasonable under the circumstances, those materials listed in Exhibit C attached as a part of this Lease.

         If any hazardous materials are released by Tenant, or anyone acting by, through or for Tenant:

         (a) Tenant shall immediately notify applicable governmental agencies having jurisdiction of the occurrence of such release of hazardous materials in accordance with applicable environmental law;

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         (b) Tenant shall immediately notify Landlord of the occurrence of such release of hazardous materials.

         (c) Tenant shall immediately commence appropriate action required by environmental law and approved in writing by Landlord to conduct all cleanup action in accordance with applicable environmental law, all at Tenant's sole cost and expense.

         (d) Landlord will protect and defend Tenant against any attempt to impose remediation duties against Tenant for environmental law violations arising solely from environmental conditions which existed at the Premises prior to the Term, provided Tenant gives Landlord prompt written notice of any inquiry, demand or similar communication it receives from any governmental authority or any other entity in respect thereof, and provided Tenant (a) allows Landlord to assume and conduct Tenant's defense, and (b) fully cooperates in good faith with such defense.

                         ARTICLE VII - SECURITY DEPOSIT

         7.1 SECURITY DEPOSIT: Concurrent with the delivery of this Lease to Landlord, and as a condition precedent to Landlord's obligations hereunder, Tenant has deposited the Security Deposit with Landlord, which shall be held as security for the payment and performance by Tenant of all of its obligations and agreements under this Lease and may not be utilized in the payment of any installment of rental without Landlord's written consent. The Security Deposit shall not bear interest and nothing herein shall be deemed to require Landlord to segregate such funds, or to not commingle the same with other funds it may have.

         If Tenant is in default at any time in any of the provisions of this Lease, and all cure and grace periods with respect to such default shall have expired, Landlord may (but shall not be obligated to) use such Security Deposit or any portion thereof to cure Tenant's default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Tenant shall immediately upon demand pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as herein provided so as to maintain the security deposit in the amount initially deposited with Landlord.

         7.2 REPAYMENT: After expiration of the Term, Landlord shall (provided that Tenant is not then in default of the provisions hereof) return and pay back such Security Deposit to Tenant, less any portion thereof that Landlord shall have used to make good any default by Tenant with respect to any of Tenant's obligations and agreements contained in this Lease. Landlord may, however, deduct and withhold a sum equal to Tenant's prorated share of Operating Costs for the operating period in which the Term expires, as reasonably estimated by Landlord, to secure payment of Tenant's prorated share of such Operating Costs for such operating period.

                      ARTICLE VIII - SERVICES AND UTILITIES

         8.1 UTILITIES: Landlord shall furnish electric, water and sewer service for the reasonable use and occupancy of the Premises and the Common Areas. Tenant shall reimburse Landlord for the costs of these utilities in the same proportion that the Premises Area bears to the total area in the

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Building leased to and occupied by Tenant and other tenants from time to time.
If Tenant or any other tenant of the Building uses more than its prorata share of any utility, Landlord shall adjust the calculation of Tenant's share of the cost of that utility to reflect the disproportionate usage as estimated by Landlord. Landlord shall use the costs of utilities incurred while Tenant is the sole user of the Building as a guide in making these adjustments if Tenant's usage during that period is comparable to its usage during later periods. Landlord shall notify Tenant periodically (but not more frequently than monthly) of the amount of Tenant's share of the costs. Tenant shall pay its share, as additional rent, within ten (10) days after each notice. Tenant may, at its expense, provide a submeter for any of the utility services for the Premises, in which case Tenant's share of the cost of the submetered utility service shall be determined based on the submeter readings. Tenant may, at its expense, provide a separate meter for any of the utility services to the Premises, in which case Tenant shall obtain the separately metered service in its own name and account and pay for the service (including any deposits and/or connection charges).

         8.2 TELEPHONE AND ALARM SERVICE: Tenant may use Landlord's existing telephone system and fire alarm system installed in the Building. Tenant shall obtain telephone and alarm services in its own name and account and pay for these services (including any deposits and/or connection charges). Tenant accepts the telephone system and alarm system in existing condition, "as is". Tenant shall maintain the telephone system and alarm system in good condition and return them to Landlord upon termination of the Term in good condition subject to normal wear and tear.

         8.3 SECURITY: Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties.

         8.4 INTERRUPTION: No diminution or abatement of rent or other compensation shall or will be claimed by Tenant as a result of, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of, any interruption, curtailment, or suspension of utilities or services.

               ARTICLE IX - REPAIRS, ALTERATIONS, RECONSTRUCTIONS

         9.1 LANDLORD'S REPAIRS: Landlord shall maintain the following in good condition and repair throughout the Term: the Common Areas and the foundation, roof, exterior walls and HVAC system of the Building, the portion of the plumbing and electrical system of the Building which is outside of the Premises. Nothing in this Lease shall be construed as requiring Landlord to repair any damage arising from the negligence of the Tenant or misuse of the Premises by Tenant, or to repair any property or improvements installed by the Tenant or glass in windows or doors. Landlord shall be under no obligation and shall not be liable for any failure to make any repairs until and unless Tenant notifies Landlord, in writing, of the necessity therefor, in which event Landlord shall have a reasonable time thereafter to make such repairs. Landlord represents that Tenant may contact Landlord with respect to needed repairs twenty-four hours a day and seven days a week using the contact that Landlord shall identify to Tenant from time to time. In case of emergency, Tenant's initial notice of a needed repair may be oral (confirmed in writing as soon as reasonably possible) and Landlord shall use its best efforts to perform emergency repairs. In all other cases, Landlord shall respond to Tenant's repair notification promptly and undertake and complete the needed repair

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work cost effectively, diligently and expeditiously. Landlord's costs incurred pursuant to this paragraph 9.1 shall be reasonable, actual and necessary, and obtained at competitive prices. If Landlord fails to perform its obligations under this paragraph 9.1, Tenant may elect to perform the needed repairs. If Tenant so elects, Tenant shall notify Landlord of Tenant's election and undertake and complete the needed repair work cost effectively, diligently and expeditiously. Landlord shall reimburse Tenant for the balance of the reasonable cost of repairs performed by Tenant pursuant to this paragraph 9.1 after deducting Tenant's Share of the cost.

         9.2 TENANT'S MAINTENANCE AND REPAIRS: Tenant will keep the following in good repair and in clean, safe and sanitary condition throughout the Term: the portion of the plumbing and electrical system of the Building which is inside the Premises, the interior and loading platforms of the Premises and the windows and doors of the Premises. At the expiration or other termination of the Term, Tenant shall surrender the same broom-clean and in the same order and condition in which they were on the commencement of the Term, ordinary wear and tear excepted. Tenant shall remove all trash, garbage and debris from the Premises and from other areas utilized by it or by those with whom Tenant transacts business, and shall deposit the same not less than twice daily in a receptacle for such purpose at such location and of a type as may be approved by Landlord.

         9.3 TENANT'S ALTERATIONS: Tenant will not make or permit to be made any alterations, additions or improvements in or to the Premises without the prior written consent of Landlord. Tenant shall give Landlord assurances satisfactory to it that any such work will not result in mechanics' or materialmen's lien being filed against the Premises, Building, or Project, and will fully indemnify, defend and save Landlord harmless from and against any and all loss, cost, damage, liability or expense arising from the filing of any such lien. If Tenant is not in default in the performance of any of its obligations hereunder, it shall have the right to remove, prior to the expiration or termination hereof, all furniture, furnishings or equipment installed at its expense, which are moveable, provided that if the same are not removed by Tenant prior to the expiration of the Term, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof.

         9.4 DESTRUCTION OF PREMISES: If, at any time during the Term, all or any portion of the Building is damaged or destroyed, then Landlord shall have the right to terminate this Lease by written notice to Tenant, in which event, the proceeds of insurance applicable to the Building shall be and become the sole and absolute property of Landlord.. If Landlord does not elect to terminate this Lease, then Landlord shall repair, rebuild or restore the Building at least to the condition existing immediately prior to the damage or destruction. The work of restoration shall be in full compliance with all applicable laws and regulations and governmental requirements. Notwithstanding anything herein to the contrary, if the amount of insurance proceeds collected by Landlord are not sufficient to complete any such restoration or rebuilding, Landlord shall have the option, by notice in writing to Tenant, to terminate this Lease.

         9.5 RENTAL ABATEMENT: During any such period that such damage or destruction is such as to render the use of the Premises untenantable, the rents herein provided shall abate. In the event that the Building can be used reasonably for the operation of Tenant's business, during the time required for such restoration or repair, Tenant shall be entitled to a reasonable diminution of the

Basic Rental according to the portion of the Premises rendered unusable taking into consideration the time and extent of interference with the usual conduct of Tenant's business.

                                 ARTICLE X - USE

         10.1 USE: Tenant's use of the Premises and the Common Areas and other facilities of the Project shall be for the Permitted Use and only such other uses as may be approved in writing by Landlord. Tenant will not allow the occupancy and/or use of the Premises, nor the Common Areas nor other facilities of the Project, for any purpose other than the Permitted Use without the prior written consent of Landlord. Subject to the rules and regulations described below, all Common Areas shall be available for the nonexclusive use by Tenant and its employees, guests and invitees in common with those of other tenants in the Project, and the Project's maintenance and management personnel. Throughout the Term, Tenant shall have at least some full time employees at the Premises during business hours.

         10.2 TENANT'S COMPLIANCE WITH LAW: Tenant shall, at its expense, comply with any and all laws, ordinances, rules, regulations and requirements of all governmental authorities having jurisdiction over the Premises or the business operations of Tenant and any recorded covenants and restrictions applicable to the Project, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations and requirements pertaining to air and water quality, hazardous and/or toxic materials, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public official, pursuant to law, which shall impose any duty upon Tenant or Landlord with respect to the use or occupation of the Premises. The recorded covenants and restrictions applicable to the Project include, but are not limited to, that certain April 29, 1994 Amended and Restated Declaration of Covenants and Restrictions for Westlinks Business Park. Landlord has furnished Tenant a copy of this Declaration. Tenant acknowledges receipt of it.

         10.3 RULES AND REGULATIONS: Provided that they do not in any way materially adversely affect Tenant's ability to use the Premises for its business purposes, interfere with Tenant's access to the Premises or unreasonably interfere with any other rights granted to Tenant under this Lease, Landlord may establish, modify, supplement or amend rules and regulations from time to time governing the Project and the tenants in the Project, which may include, without limitation, provisions for the use of Common Areas, the control and regulation of vehicular and pedestrian traffic, the control and regulation of customer, employee, visitor and other parking, the maintenance of clear areas in front of and by any loading platform of the Premises for the convenience of all persons as a passageway, and for the use of any common loading/unloading dock. Tenant shall abide by these rules and regulations. All such rules and regulations, as well as modifications, amendments or supplements thereto, shall be applicable to all tenants of the Building. Tenant covenants that each and all of such rules and regulations shall be faithfully observed by Tenant, its employees, agents, contractors, guests and invitees.

                ARTICLE XI - CONDEMNATION OR RESTRICTION ON USE

         11.1 DEFINITION OF CONDEMNATION: "Condemnation" means the taking of property under the power of eminent domain or a voluntary sale by Landlord to any public body or agency having

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
the power of eminent domain, either under a threat of condemnation or while condemnation proceedings are pending.

         11.2 TERMINATION: If all or any portion of the Project is taken through Condemnation, then Landlord, at its option, may terminate this Lease as of the date of taking upon giving Tenant notice of such election within thirty
(30) days after the taking. In the event of such termination, both parties shall be released from any liability thereafter accruing hereunder and the rent shall be prorated as of the date of taking of the part taken and as of the date of termination as to the remaining portion.

         11.3 RESTORATION: If Landlord does not elect to terminate this Lease, then Landlord shall at its own cost and expense restore the Premises and the Building to a complete unit of like character and quality as existed prior to the Condemnation, and thereafter all charges and items calculated based on the Premises Area and Building Area shall be adjusted to reflect the rentable area of the Premises and the Building lost due to the Condemnation. Landlord shall be entitled to receive the total award or compensation in the Condemnation proceedings. During the period of reconstruction, rent payable hereunder shall be adjusted to such amount as shall be just and equitable in view of Tenant's use of the Premises.

         11.4 NOTICE OF CONDEMNATION: Promptly after it receives notice of the intention of any such authority to appropriate or take all or any portion of the Project, Landlord shall give Tenant notice thereof in writing.

         11.5 ALLOCATION OF AWARD: All compensation and damage awarded for the taking of all or portion of the Project shall belong to and be the sole property of Landlord, and Tenant shall not have any claim or be entitled to any award for diminution in value of its leasehold or for the value of any unexpired portion of the Term.

                     ARTICLE XII - INDEMNITY AND INSURANCE

         12.1 INDEMNIFICATION: Landlord shall indemnify, defend and save Tenant harmless from and against any and all loss, liability, cost and expense whatsoever by reason of damage or injury to person or property caused by Landlord or by its employees, agents, contractors, invitees or anyone acting by or for it or at its direction, except from damage or injury arising out of any act Landlord is required to perform or otherwise undertakes to cure a default by Tenant. Tenant shall indemnify, defend and save Landlord harmless from and against any and all loss, liability, cost and expense whatsoever by reason of damage or injury to person or property caused by Tenant or by its employees, agents, contractors, invitees or anyone acting by or for it or at its direction, or arising out of Tenant's use of the Premises.

         12.2     RELEASE FROM LIABILITY AND WAIVER OF INSUROR'S SUBROGATION
RIGHTS: Landlord and Tenant waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective properties, or the Building, arising from any risk, including the negligent conduct of the other, which either is covered by any insurance carried by Landlord or Tenant or would be covered under special broad form coverage insurance (formerly known as "all risk insurance"). Landlord and Tenant shall each have their respective insurance companies consent to this mutual release and waive any right of subrogation that the insurers may have against Landlord or Tenant, as the case may be.

         12.3 TENANT'S INSURANCE: Tenant shall carry and maintain during the entire Term, at its sole expense, insurance on the equipment, fixtures, properties and inventory of Tenant kept or maintained in the Premises, the Building or elsewhere in the Project, all in form and content satisfactory to Landlord. Because Tenant is so obligated to fully insure all of its property and inventory, Landlord shall not be liable to Tenant for damage, destruction, loss, disappearance or theft of any part of Tenant's property located within the Premises or elsewhere in the Project from any cause whatsoever, and Tenant fully and completely assumes and agrees to bear the risks thereof. Without in any way limiting the foregoing, Tenant shall bear the risk of damage to or loss or destruction of any of Tenant's property or inventory in any way arising or resulting from the failure or malfunction of any systems of the Building, improvements, trade fixtures or equipment in, on or about the Building, whether originally constructed, installed or placed in the Project by Landlord or Tenant. Further, Tenant shall carry and maintain, during the entire Term, at its sole cost and expense comprehensive general liability insurance policies in form and content satisfactory to Landlord covering Tenant's indemnity, naming Landlord as an additional insured, in the amount of at least $2,000,000.00 single limit coverage for personal injury (including death) and/or damage to property per any one occurrence, with cross liability endorsements. Tenant shall keep Landlord constantly furnished with certificates of such insurance, showing Landlord's coverage and showing such policy(ies) to be non-cancelable without thirty days' prior written notice to Landlord.

         12.4 LANDLORD'S INSURANCE: All insurance carried by Landlord with respect to liability, casualty and property damage shall be in such amounts and with such coverages as Landlord's lender may require or otherwise as may be commercially reasonable at the time. The premiums for Landlord's insurance shall be included in the Operating Costs.

                          ARTICLE XIII - SUBORDINATION

         13.1 SUBORDINATION: This Lease is and shall be subject to and subordinate in law and in equity to any existing or future mortgage placed by Landlord on all or any portion of the Project. The term "mortgage" as used herein means any mortgage, deed of trust, pledge, assignment, sale/leaseback, ground lease or other transfer of all or any portion of the Project made as security for the performance of an obligation of Landlord or an overlord of Landlord, and all amendments, renewals, modifications, consolidations, assignments and extensions thereof. Tenant shall, at the election of the holder of any such mortgage, attorn to such holder. Tenant shall upon demand execute, acknowledge and deliver such instruments confirming such subordination, such instruments affirming the status and good standing of this Lease, and such instruments of attornment as shall be reasonably requested by any such holder or prospective lender. Neither foreclosure of any such mortgage, nor the institution of any suit, action or other proceedings against Landlord, or any foreclosure or dispossession proceedings brought by the holder of any such mortgage to recover possession of the Premises, Building or Land, shall by operation of law or otherwise, except at the express election of the holder, result in the cancellation or termination of this Lease or the obligations of Tenant hereunder, and upon the request of the holder of any such mortgage, Tenant shall execute, acknowledge and deliver an instrument in writing satisfactory to such party or parties or to the purchaser of the mortgaged premises in foreclosure or otherwise whereby Tenant fully attorns to such successor in interest. Notwithstanding the foregoing, Tenant may condition its subordination upon the receipt from the holder of the mortgage of the lender's agreement not to disturb Tenant in its possession of the Premises pursuant to this Lease so long as Tenant pays and performs its obligations under this Lease. This agreement shall be in the form that is generally utilized by the lender in the ordinary course of its business.

         The failure or refusal of Tenant to execute such instruments confirming subordination, such instruments affirming the status and good standing of this Lease, and/or such instruments of attornment as may be reasonably requested by Landlord for or on behalf of a holder of a mortgage, a prospective lender, a prospective purchaser, or other party with a bona fide interest therein, shall constitute a default under the provisions of this Lease enabling Landlord to exercise one or more of its remedies in respect of such default.

                     ARTICLE XIV - ASSIGNMENT AND SUBLETTING

         14.1 ASSIGNMENT AND SUBLETTING: Tenant shall not assign its interest in this Lease, sublet and/or grant any license and concession in all or any portion of the Premises without first obtaining the prior written consent of Landlord. No consent by Landlord shall be deemed to release Tenant from its primary obligations hereunder, unless specifically set forth in Landlord's written consent. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord, any profit which may inure to the benefit of Tenant as a result of any subletting of all or any portion of the Premises or any assignment or other transfer of this Lease. For the purposes of this Article XIV, if Tenant is a corporation, partnership or association, a transfer of the shares of stock, partnership interest or other evidence of ownership in Tenant so as to change the effective control of Tenant from that existing as of the date of this Lease shall be deemed to be an assignment or other transfer of this Lease.

                        ARTICLE XV - DEFAULT AND REMEDIES

         15.1 TERMINATION FOR TENANT'S INSOLVENCY OR DISSOLUTION: This Lease shall be deemed repudiated and breached by Tenant if, during the Term:

         (a) A petition to have Tenant adjudicated a bankrupt or a petition for reorganization or arrangement under any of the laws of the United States relating to bankruptcy is filed by Tenant, or against Tenant, and, if so filed against Tenant, not dismissed within 120 days from the date of filing;

         (b) The assets of Tenant or the business conducted by Tenant on the Premises is assumed by any trustee or other person pursuant to any judicial proceedings;

         (c) Tenant becomes insolvent or makes an assignment for the benefit of creditors;

         (d) Tenant commits any act of bankruptcy; or

         (e) Any corporate Tenant or assignee or successor in interest of Tenant commences proceedings for winding up its business affairs.

Tenant expressly agrees that Landlord may at its election terminate this Lease in the event of the occurrence of any of the events herein above described by giving written notice to Tenant, and when so terminated, Landlord may reenter the Premises, and the leasehold interest created by this Lease shall not be treated as an asset of Tenant's estate. It is further expressly understood and agreed that Landlord shall be entitled upon such reentry, notwithstanding any other provisions of this Lease, to exercise such rights and remedies and to recover from Tenant as damages for loss of the bargain resulting from such breach, and not as a penalty, such amounts as are specified in paragraphs 15.3 and 15.4, unless any statute or rule or law governing the proceeding in which such damages are to be proved shall lawfully limit the amount of such claims capable of being so proved, in which case Landlord shall be entitled to recover as and for liquidated damages the maximum amount which may be held under any such statute or rule or law.

         15.2 DEFAULT: Landlord may, at its option and without limiting Landlord in the exercise of any other right or remedy it may have on account of a default or breach by Tenant, exercise the rights and remedies specified in
Section 15.03 if:

         (a) Tenant defaults in the payment of any money agreed to be paid by Tenant to Landlord for rent or Operating Costs, or to be paid for taxes, utilities, or insurance, or for any other purpose under this Lease, and if such default continues for five (5) days after written notice to Tenant by Landlord. The payment of any sum to cure any default and the payment of any money agreed to be paid by Tenant for rent, shall be accompanied by interest at the Default Rate from the date the payment was due until the date paid.

         (b) Tenant abandons the Premises.

         (c) Tenant defaults in the performance of any other of its agreements, conditions, or covenants under this Lease and such default continues for thirty (30) days or more after written notice to Tenant by Landlord.

         15.3 REMEDIES: On any breach or default, Landlord may exercise any of the following rights at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

         (a) Immediately re-enter and remove all persons and property from the Premises, storing the personal property in a public warehouse or elsewhere at the cost of, for the account of, and at the risk of, Tenant. In the event of any such re-entry by Landlord, Landlord may make any repairs, additions, or improvements in, to or upon the Premises which may be necessary or convenient. In such instance, the Lease will be terminated, and Landlord will be entitled otherwise to recover all damages, attorneys' fees and costs allowable under law or this Lease.

         (b) Collect by suit or otherwise each installment of rent or other sum as it becomes due under this Lease, or to enforce, by suit or otherwise, any other term or provision of this

             Lease on the part of Tenant required to be kept or performed. All unpaid installments of rent or other sums shall bear interest at the Default Rate from the due date until paid.

         (c) Terminate this Lease, in which Tenant shall immediately surrender possession of the Premises, and to pay Landlord, in addition to any other remedy Landlord may have, all damages Landlord may incur by reason of its defaults, including cost of recovering the Premises, with interest at the Default Rate.

         (d) Enter upon and repossess the Premises and, as agent of Tenant, relet the Premises for the balance of the Term, or for a shorter or longer term, and may receive the rents therefor, applying the same, first to the payment of the expense of such reletting and second to the payment of rent due and to become due under this Lease, with Tenant remaining liable for any deficiency.

         15.4 MEASURE OF DAMAGES: The damages Landlord may recover include the following:

         (a) The worth, at the time of the award, of the unpaid rent and other charges that had been earned and accrued at the time of such default by Tenant;

         (b) The worth, at the time of the award, of the amount by which the unpaid rent and other charges that would have been earned after the date of such default by Tenant until the time of award exceeds the amount of the loss of rent and other charges that Tenant proves could have been reasonably avoided;

         (c) The worth, at the time of the award, of the amount by which the unpaid rent and other charges for the balance of the Term after the time of the award exceeds the amount of the loss of rent and other charges that Tenant proves could have been reasonably avoided; and

         (d) Any other amount, and attorneys' fees and court costs reasonably necessary or appropriate to compensate or reimburse Landlord for all detriment proximately caused by Tenant's default (including, by way of illustration and not limitation, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid, and that portion of the leasing commission paid by Landlord applicable to the unexpired Term).

"The worth, at the time of the award", as used in (a) and (b) of this paragraph
15.4 is to be computed by allowing interest at the Default Rate, and, as used in
(c) of this paragraph 15.4, is to be computed by discounting the amount at the prevailing Bank Prime Interest Rate as published in the Wall Street Journal at the time of the award.

         15.5 NO WAIVER OF DEFAULT: Landlord's failure to take action with respect to any default(s) or breach(s) of any covenant or obligation on the part of Tenant shall not be or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or lessen the right of

Landlord to insist upon the strict performance by Tenant of any term, covenant or condition hereof, or to exercise any rights given it on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or of any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any term, covenant, or condition of this Lease.

         15.6 REMEDIES CUMULATIVE: The rights, powers, elections, and remedies of Landlord contained in this Lease shall be construed as cumulative and no one of them is or shall be considered exclusive of the other or exclusive of any rights or remedies allowed by law, and the exercise of one or more rights, powers, elections, or remedies shall not impair Landlord's right to exercise any other. Tenant expressly agrees that the acceptance of partial payments by Landlord without waiver or prejudice will benefit Tenant in avoiding the accrual of interest at the Default Rate on such partial payment.

         15.7 LANDLORD'S RIGHT TO CURE DEFAULT: If Tenant shall be in default in the performance of any obligation on its part to be performed under this Lease, then, after notice and the expiration of any applicable cure or grace periods, and without waiving or releasing Tenant from the performance thereof, Landlord may, but shall not be obligated to, perform any such obligation and to pay necessary and incidental costs and expenses in connection therewith. All sums so paid by Landlord, together with interest thereon at the Default Rate, shall be deemed additional rent and shall be payable to Landlord on the next rent paying day.

                               ARTICLE XVI - SIGNS

         16.1 SIGNS: Each of Tenant's signs, advertisements or notices displayed on any portion of the exterior of the Building or on the Project, shall be subject to, and comply with, all applicable requirements and approvals of governmental authorities, recorded covenants and the owners' association of the Industrial Park and otherwise shall require the prior written approval of Landlord with respect to providing opportunity for equivalent and adequate signage for other tenants.

                        ARTICLE XVII - GENERAL PROVISIONS

         17.1 APPROVALS AND CONSENTS: Whenever pursuant to the provisions of this Lease the approval, consent or other affirmative action of either party hereto is required, necessary or desirable, the same will not be unreasonably or arbitrarily withheld or delayed.

         17.2 QUIET POSSESSION: So long as Tenant fulfills the conditions and covenants of this Lease required by it to be performed, Tenant shall have peaceful and quiet possession of the Premises.

         17.3 ESTOPPEL CERTIFICATES: Tenant shall, on request from Landlord at any time and from time to time, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (b) stating the dates to which the rent and other charges have been paid by Tenant, (c) stating, to the best knowledge of

Tenant, whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying such default of which Tenant may have knowledge, (d) stating the address to which notices to Tenant should be sent pursuant to the provisions of this Lease, and (e) stating any other fact or certifying any other condition reasonably requested by Landlord or requested by any existing or prospective mortgagee, overlord or purchaser of the Premises, Building, or Project, or any interest therein. Any such statement delivered pursuant hereto may be relied upon by any owner of the Premises, Project or Building, any prospective purchasers thereof, any mortgagee or prospective assignee of such mortgagee, or any purchaser or lessor, actual or prospective, of the Premises, Building, and/or Project, or any interest therein.

         17.4 HOLDING OVER: If Tenant, with or without Landlord's consent, remains in possession of the Premises after expiration or termination of the Term of this Lease, or after the date in any notice given by Landlord to Tenant terminating Tenant's right to possession of the Premises, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable upon thirty days' notice given at any time by either party. During any such month-to-month tenancy, Tenant shall pay all rent and other charges and perform all obligations required by this Lease, except that Basic Rent during such month-to-month tenancy shall be at a rate equal to one hundred fifty percent (150%) of the Basic Rental which would otherwise be in effect, payable in monthly installments as otherwise provided in this Lease. All provisions of this Lease, except those pertaining to the Term, the Basic Rental, and additional rental shall apply to such month-to-month tenancy. In addition to, and without limitation of the foregoing, Tenant shall hold Landlord harmless from all damages, costs and expenses, including attorneys' fees, resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

         17.5 PERSONAL PROPERTY TAXES: Tenant shall pay prior to delinquency all taxes, assessments, license fees and other charges that are levied and assessed against Tenant's personal property installed or located in or about the Premises that become payable during the Term, and shall indemnify and hold Landlord harmless therefrom. Upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

         17.6 BROKERS, FINDERS, COMMISSIONS: Tenant hereby represents and warrants to Landlord that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, other than Robert L. Johnson of CB Richard Ellis. Tenant shall indemnify, defend and hold Landlord harmless from any claims that may be asserted against Landlord as a result of any inaccuracy in Tenant's foregoing representation and warranty.

         17.7     HAZARDOUS MATERIALS: Without limitation to the provisions of
Article VI hereof, if Tenant's transportation, storage, use or disposal of hazardous or toxic materials or substances in, on or about the Premises results in contamination of the Building, the soil or surface or ground water, or loss or damage to persons or property, then Tenant shall, after consultation with and approval by Landlord, clean up the contamination in full compliance with applicable statutes, regulations, requirements and standards, and protect, indemnify, defend and hold Landlord harmless from and against any claims, demands, suits, causes of action, liabilities, cost and fees, including attorneys' fees, arising from or in any way related to any such contamination, claim of contamination, loss or damage.

         17.8 DEFAULT RATE: The Default Rate as used in this Lease shall be the prevailing Bank Prime Interest Rate as published in the Wall Street Journal, plus five (5) percentage points, in effect at the time the Default Rate commences and adjusted on the first day of each calendar month thereafter.

         17.9 ATTORNEYS' FEES: The prevailing party in any litigation with respect to this Lease shall be entitled to have its reasonable attorneys fees and expenses included in the judgment awarded to such party.

         17.10 CONDITIONS AND COVENANTS: All of the provisions of this Lease shall be deemed as running with the Land, and construed to be "conditions" as well as "covenants" as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

         17.11 NO WAIVER OF BREACH: No failure by either Landlord or Tenant to insist upon the strict performance by the other of the covenant, agreement, term, or condition of this Lease, or to exercise any right or remedy upon a breach thereof, shall constitute a waiver of any breach or of such covenant, agreement, term, or condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, condition, agreement, and the Term shall continue in full force and effect with respect to any other then existing or subsequent breach.

         17.12 TIME OF ESSENCE: Time is of the essence of this Lease and of each provision of this Lease.

         17.13 UNAVOIDABLE DELAY - FORCE MAJEURE: If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations, or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be extended for a period of such delay, provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required by Tenant except as may be expressly provided elsewhere in this Lease and provided nothing herein shall be deemed to extend the completion date set forth in paragraph 5.1.

         17.14 SUCCESSORS IN INTEREST: Each and all of the covenants, conditions, and restrictions in this Lease shall inure to the benefit of and shall be binding upon the successors in interest of Landlord, and subject to the restrictions of Article 14, the authorized encumbrancers, assignees, transferees, subtenants, licensees, and other successors in interest of Tenant. If Landlord sells or transfers the Project, voluntarily or involuntarily, Landlord's liabilities and obligations arising under this Lease after the sale or transfer shall be the sole responsibility of the new owner, whose liabilities and obligations to Tenant under this Lease after the sale or transfer shall be the same as Landlord's obligations and liabilities under this Lease before the sale or transfer. If Landlord is ordered to pay Tenant a money judgment because of Landlord's default, then Tenant's sole remedy to satisfy the judgment shall be against Landlord's interest in the Project.

         17.15 ENTIRE AGREEMENT: This Lease contains the entire agreement of the parties with respect to the matters covered by this Lease, and no other agreement, statement, or promise made by any party, to any employee, officer, or agent of any other party, which is not contained in this Lease shall be binding or valid.

         17.16 PARTIAL INVALIDITY: If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         17.17 CAPTIONS: Captions of the articles, sections and paragraphs of this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this Lease.

         17.18 MODIFICATION: This Lease is not subject to surrender, cancellation or modification except in writing and signed by Landlord.

         17.19 DELIVERY OF RENT AND NOTICES - METHOD AND TIMES: All rents or other sums, notices, demands, or requests from one party to another may be personally delivered or sent by mail, certified or registered, postage prepaid, to the addresses stated in this section, and shall be deemed to have been given at the time of personal delivery or at the time of mailing.

         All rents and other sums payable by Tenant to Landlord shall be in lawful money, delivered in person or mailed to Landlord, at 2955 Fairfax Trafficway, Kansas City, KS 66115.

         All notices, demands, or requests from Tenant to Landlord shall be given to Landlord at the same address.

         All notices, demands, or requests from Landlord to Tenant shall be given to Tenant at the address of the Premises or at such other address as it may designate.

         Each party shall have the right, from time to time, to designate a different address by notice given in conformity with this section.

         17.20    OPTIONS.

         (a) DEFINITION. As used in this paragraph the word "Option" means the right or option to extend the term of this Lease or to renew this Lease.

         (b) OPTIONS PERSONAL. Each Option granted to Tenant in this Lease is personal to the original Tenant and may be exercised only by the original Tenant while occupying the Premises, doing so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than the original Tenant.

         (c) MULTIPLE OPTIONS. In the event that Tenant has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

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         (d)      EFFECT OF DEFAULT ON OPTIONS. Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default and continuing until the noncompliance alleged in the notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Landlord is due from Lessee and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid, or (iii) in the event that Landlord has given to Tenant three or more notices of default, whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Tenant attempts to exercise the Option. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of this paragraph. All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant when such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Tenant fails to commence to cure a default within the applicable grace period after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or (iii) Landlord gives to Tenant three or more notices or default, whether or not the defaults are cured.

         17.21 SURRENDER AT END OF TERM: Tenant shall peacefully give up and surrender to Landlord the Premises and every part thereof at the termination of the Term in as good condition and repair as reasonable use and wear thereof shall permit.

         17.22 SURVIVAL: All covenants, obligations and indemnities of Tenant herein which would normally or could be performed or arise after the end of the Term shall survive termination of this lease.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed as of the date first above set forth.

                                               (Landlord)
                                               BAADER NORTH AMERICAN CORPORATION
                                               (a Massachusetts corporation)
Witnesses

/s/ (Illegible)                                By:    /s/ Elizabeth Alpert
/s/  R.C.Ewing                                 Name:  Elizabeth Alpert
                                               Title: Executive Vice President

                                               (Tenant)
                                               SMARTDISK CORPORATION
                                               (a Delaware corporation)
Witnesses

/s/  Ruth Ayers                                By:    /s/ Peter J.Quinn
/s/  Robert Bemer                              Name:  Peter J. Quinn
                                               Title: Chief Financial Officer

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